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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                       FORM 8-K
                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


                                     JUNE 1, 1998
                                   (Date of Report)
                    Date of earliest event reported: May 11, 1998


                           BURNHAM PACIFIC PROPERTIES, INC.
                (Exact name of Registrant as specified in its charter)




                                       MARYLAND
                    (State or other jurisdiction of incorporation)


           1-9524                                       33-0204162
(Commission File Number)                  (I.R.S. Employer Identification No.)

      610 WEST ASH STREET
     SAN DIEGO, CALIFORNIA                                             92101
(Address of principal executive offices)                           (Zip Code)


                 Registrant's telephone number, including area code:
                                    (619) 652-4700

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ITEM 5.   OTHER EVENTS.

     On May 11, 1998, Burnham Pacific Properties, Inc. as general partner (the "General Partner") of Burnham Pacific Operating Partnership, L.P. (the "Operating Partnership") caused the Operating Partnership to enter into an amendment (the "Amendment") to the Agreement of Limited Partnership of the Operating Partnership, which amendment (i) accelerates the commencement, in certain circumstances of the right of Limited Partners of the Operating Partnership holding Units of Limited Partnership Interest to cause the redemption of such Units and (ii) provides additional flexibility with respect to a Limited Partner who becomes a Consenting Recourse Debt Limited Partner (as defined in the Amendment). The foregoing summary of the provisions of the Amendment is not intended to be complete and is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 10.1 to this Current Report.



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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 1, 1998                 BURNHAM PACIFIC PROPERTIES, INC.


                                   By:  /s/ Daniel B. Platt
                                       -------------------------------------
                                        Daniel B. Platt
                                        Executive Vice President


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of Business Acquired:                  Not Applicable

(b)  Pro Forma Financial Information:                            Not Applicable

(c)  Exhibits

     10.1 Third Amendment to the Agreement of Limited Partnership of Burnham Pacific Operating Partnership, L.P.



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